State Street Institutional Treasury Plus Money Market Fund —Trust Class
Summary Prospectus – April 30, 2019	Ticker Symbol: TPLXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:
http://www.ssga.com/cash
You may also get this information at no cost by calling (866) 392-0869, by sending an e-mail request to Fund_Inquiry@ssga.com, or by writing to the fund, c/o State Street Global Advisors Funds Distributors, LLC, One Iron Street, Boston, Massachusetts 02210. The fund's current prospectus and statement of additional information are incorporated by reference into this summary prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi- annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (or from your financial intermediary, such as a broker-dealer or bank). Instead, the reports will be made available on the Fund's website (www.ssgafunds.com), and you will be notified by mail each time a report is posted, and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by calling (866) 392-0869.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (866) 392-0869. Your election to receive reports in paper will apply to all funds held in your account.
Investment Objective
The investment objective of State Street Institutional Treasury Plus Money Market Fund (the “Treasury Plus Fund” or sometimes referred to in context as the “Fund”) is to seek a high level of current income consistent with preserving principal and liquidity and the maintenance of a stable $1.00 per share net asset value (“NAV”).
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Treasury Plus Fund (“Fund Shares”). The expenses shown in the table and the Example reflect the expenses of the Fund and the Fund's proportionate share of the expenses of the State Street Treasury Plus Money Market Portfolio (the “Treasury Plus Portfolio” or sometimes referred to in context as the “Portfolio”).
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the sale proceeds or the original offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.05%
Distribution and/or Shareholder Service (12b-1) Fees	0.00%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.18%
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$18	$58	$101	$230
Principal Investment Strategies
The Treasury Plus Fund is a government money market fund and attempts to meet its investment objective by investing only in U.S. Treasury bills, notes and bonds (which are direct obligations of the U.S. government) and repurchase agreements collateralized by these obligations. The Fund may hold a portion of its assets in cash pending investment, to satisfy redemption requests or to meet the Fund's other cash management needs.
The Fund invests in accordance with regulatory requirements applicable to money market funds, which require, among other things, the Fund to invest only in short-term securities (generally, securities that have remaining maturities of 397 calendar days or less and that the Fund believes present minimal credit risk), to maintain a maximum dollar-weighted average maturity and dollar-weighted average life of sixty (60) days or less and 120 days or less, respectively, and to meet requirements as to portfolio diversification and liquidity.
The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the Treasury Plus Portfolio, which has substantially identical investment policies to the Fund. When the Fund invests in this “master-feeder” structure, the Fund's only investments are shares of the Portfolio, and it participates in the investment returns achieved by the Portfolio. Descriptions in this section of the investment activities of the “Fund” also generally describe the expected investment activities of the Portfolio.
Principal Risks
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The risks are described in alphabetical order and not in the order of importance or potential exposure.
In addition, the Fund is subject to the following principal risks:
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into repurchase agreements and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate the transaction, and it may be delayed or prevented from realizing on any collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Debt Securities Risk: The values of debt securities may increase or decrease as a result of the following: market fluctuations, increases in interest rates, actual or perceived inability or unwillingness of issuers, guarantors or liquidity providers to make scheduled principal or interest payments or illiquidity in debt securities markets; the risk of low rates of return due to reinvestment of securities during periods of falling interest rates or repayment by issuers with higher coupon or interest rates; and/or the risk of low income due to falling interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. A rising interest rate environment may cause the value of the Fund's fixed income securities to decrease, an adverse impact on the liquidity of the Fund's fixed income securities, and increased volatility of the fixed income markets. If the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. During periods of falling interest rates, the income received by the Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. Returns on investments in debt securities could trail the returns on other investment options, including investments in equity securities.
Large Shareholder Risk: To the extent a large proportion of the interests of the Portfolio are held by a small number of investors (or a single investor), including funds or accounts over which the Adviser has investment discretion, the Portfolio is subject to the risk that these investors will purchase or redeem Portfolio interests in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Portfolio to conduct its investment program.
Low Short-Term Interest Rates: During market conditions in which short-term interest rates are at low levels, the Fund's yield can be very low. During these conditions, it is possible that the Fund will generate an insufficient amount of income to pay its expenses, and that it will not be able to pay a daily dividend and may have a negative yield (i.e., it may lose money on an operating basis). It is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income.
Market Risk: The Fund's investments are subject to changes in general economic conditions, and general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets.
Master/Feeder Structure Risk: The Fund pursues its objective by investing substantially all of its assets in another pooled investment vehicle (a “master fund”). The ability of the Fund to meet its investment objective is directly related to the ability of the master fund to meet its investment objective. The Adviser serves as investment adviser to the master fund, leading to potential conflicts of interest. The Fund will bear its pro rata portion of the expenses incurred by the master fund. Substantial redemptions by other investors in a master fund may affect the master fund's investment program adversely and limit the ability of the master fund to achieve its objective.
Money Market Risk: An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund generally seeks to preserve the value of its shares at $1.00 per share, there can be no assurance that it will do so, and it is possible to lose money by investing in a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause a money market fund's share price to fall below $1.00.
Rapid Changes in Interest Rates Risk: Rapid changes in interest rates may cause significant requests to redeem Fund Shares, and possibly cause the Fund to sell portfolio securities at a loss to satisfy those requests.
Repurchase Agreement Risk: Repurchase agreements may be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. If the Fund's counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.
Stable Share Price Risk: If the market value of one or more of the Fund's investments changes substantially, the Fund may not be able to maintain a stable share price of $1.00. This risk typically is higher during periods of rapidly changing interest rates or when issuer credit quality generally is falling, and is made worse when the Fund experiences significant redemption requests.
U.S. Treasury Obligations Risk: U.S. Treasury obligations may differ from other fixed income securities in their interest rates, maturities, times of issuance and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's U.S. Treasury obligations to decline.
Variable and Floating Rate Securities Risk: During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. In addition, investment in derivative variable rate securities, such as inverse floaters, whose rates vary inversely with market rates of interest, or range floaters or capped floaters, whose rates are subject to periodic or lifetime caps, or in securities that pay a rate of interest determined by applying a multiple to the variable rate involves special risks as compared to investment in a fixed-rate security and may involve leverage.
Performance
The bar chart and table below provide some indication of the risks of investing in the Treasury Plus Fund by illustrating the variability of the Fund's returns for Trust Class Shares from year-to-year. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (877) 521-4083 or by visiting our website at  www.ssga.com/cash.
Annual Total Returns (years ended 12/31)
Highest Quarterly Return: 0.53% (Q4, 2018)
Lowest Quarterly Return: 0.10% (Q1, 2017)

Average Annual Total Returns (for periods ended 12/31/18)
	One Year	Since Inception	Inception Date
Trust Class	1.69%	1.05%	8/29/2016
To obtain the Fund's current yield, please call (877) 521-4083.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Purchase and Sale of Fund Shares
Trust Class shares of the Fund are only available for purchase by shareholders of the Fund who owned Trust Class shares on August 29, 2016.
Purchase Minimums
Trust Class
To establish an account	$15,000,000
To add to an existing account	No minimum
You may purchase or redeem Fund Shares on any day the Fund is open for business.
You may purchase or redeem Fund Shares by written request or wire transfer. Written requests should be sent to:
By Mail:
State Street Funds
P.O. Box 219737
Kansas City, MO 64121-9737
By Overnight:
State Street Funds
430 W 7th Street Suite 219737
Kansas City, MO 64105-1407
By Telephone:
For wire transfer instructions, please call (866) 392-0869 between 7:00 a.m. and 5:00 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.

By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open.
Financial Intermediaries may contact DST Asset Manager Solutions, Inc. at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Tax Information
The Fund's distributions are expected to be taxed as ordinary income unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement may be taxable to you.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.

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